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                                                                    EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         We hereby consent to the incorporation by reference of our firm used in or made part of the Prize Energy Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 1999, into the Registration Statement on Form S-8 (file no. 333-66925) pertaining in part to a Business Consultant Agreement.



                                      NETHERLAND, SEWELL & ASSOCIATES, INC.

                                      By: /s/ FREDERIC D. SEWELL
                                          -------------------------------------
                                              Frederic D. Sewell
                                              President


Dallas, Texas
June 13, 2000